Exhibit 99.1

CHENIERE ENERGY ,INC . Corporate Presentation January 2007

This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. All statements, other than statements of historical facts, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things: ⑀⍽ statements that we expect to commence or complete construction of each or any of our proposed liquefied natural gas, or LNG, receiving terminals by certain dates, or at all; ⑀⍽ statements that we expect to receive Draft Environmental Impact Statements or Final Environmental Impact Statements from the Federal Energy Regulatory Commission, or FERC, by certain dates, or at all, or that we expect to receive an order from FERC authorizing us to construct and operate proposed LNG receiving terminals by a certain date, or at all; ⑀⍽ statements regarding future levels of domestic natural gas production and consumption, or the future level of LNG imports into North America, or regarding projected future capacity of liquefaction or regasification facilities worldwide regardless of the source of such information; ⑀⍽ statements regarding any financing transactions or arrangements, whether on the part of Cheniere or at the project level; ⑀⍽ statements relating to the construction of our proposed LNG receiving terminals, including statements concerning estimated costs, and the engagement of any EPC contractor; ⑀⍽ statements regarding any Terminal Use Agreement, or TUA, or other commercial arrangements presently contracted, optioned, marketed or potential arrangements to be performed substantially in the future, including any cash distributions and revenues anticipated to be received; statements regarding the commercial terms and potential revenues from Targeted Long-Term Agreements described in this presentation; ⑀⍽ statements regarding the commercial terms or potential revenue from any arrangements which may arise from the marketing of uncommitted capacity from any of the terminals, including the Creole Trail and Corpus Christi terminals which do not currently have contractual commitments; ⑀⍽ statements regarding the commercial terms or potential revenue from any arrangement relating to the proposed contracting for excess or expansion capacity for the Sabine Pass LNG Terminal or the Indexed Purchase Agreement (“IPA’s”) Examples described in this presentation; ⑀⍽ statements that our proposed LNG receiving terminals, when completed, will have certain characteristics, including amounts of regasification and storage capacities, a number of storage tanks and docks and pipeline interconnections; ⑀⍽ statements regarding Cheniere and Cheniere Marketing forecasts, and any potential revenues and capital expenditures which may be derived from either of Cheniere Energy’s business groups; ⑀⍽ statements regarding Cheniere Pipeline Company, and the capital expenditures and potential revenues related to this business group; statements regarding our proposed LNG receiving terminals’ access to existing pipelines, and their ability to obtain transportation capacity on existing pipelines; ⑀⍽ statements regarding possible expansions of the currently projected size of any of our proposed LNG receiving terminals; ⑀⍽ statements regarding our business strategy, our business plan or any other plans, forecasts, examples, models, forecasts or objectives; ⑀⍽ statements regarding estimated corporate overhead expenses; and ⑀⍽ any other statements that relate to non-historical information. These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “estimate,” “example,” “expect,” “forecast,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” and similar terms and phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factor
s” in the Cheniere Energy, Inc. Annual Report on Form 10-K for the year ended December 31, 2005, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors”. These forward-looking statements are made as of the date of this presentation, and we undertake no obligation to publicly update or revise any forward-looking statements.

⑀⍽ Land - 233 acres in Brazoria County, TX ⑀⍽ Berthing/Unloading - 1 dock - LNGCs up to 265,000 cm - 3 dedicated tugs ⑀⍽ Storage - 2 x 160,000 cm (6.7 Bcfe) ⑀⍽ Vaporization - 1.5 Bcf/d ⑀⍽ Project Status - 71% complete December 2006 - Operational 1H 2008 Sold - Terminal Use Agreement (TUA) 1.0 Bcf/d 0.5 Bcf/d Conoco Dow Capacity

Sabine Pass LNG, L.P. Cheniere Energy 100% ⑀⍽ Land - 853 acres in Cameron Parish, LA ⑀⍽ Accessibility - Deep Water Ship Channel - Sabine River Channel dredged to 40 feet ⑀⍽ Proximity - 3.7 nautical miles from coast - 22.8 nautical miles from outer buoy ⑀⍽ Berthing/Unloading - 2 docks - LNGCs up to 265,000 cm - 4 dedicated tugs ⑀⍽ Storage - Phase I: 3 x 160,000 cm (10.1 Bcfe) - Phase II: 2 x 160,000 cm (6.7 Bcfe) ⑀⍽ Vaporization - Phase I: 2.
6 Bcf/d - Phase II: 1.4 Bcf/d ⑀⍽ Potential Pipeline Access (Interstate) - Access to NE, MW, SE, & Mid-Atlantic markets - ~14 Bcf/d Within 150 Miles ⑀⍽ Regional Market - Strong Gas Demand - Port Arthur, Beaumont, Orange, Lake Charles ⑀⍽ Project Status - Phase I: approximately 65% complete as of December 2006; operational Q2 08 - Phase II: Construction started 6/15/2006; operational Q2 09 Sold - Terminal Use Agreement (TUA) 1.0 Bcf/d 1.0 Bcf/d 2.0 Bcf/d Total, S.A. Chevron Cheniere Marketing Capacity

# Corpus Christi LNG, L.P.
## Cheniere Energy 100%

- **Land**
  - 212 acres in San Patricio County, TX
  - ~ 400 acres of permanent easement
- **Accessibility - Deepwater Ship Channel**
  - La Quinta Channel dredged to 45 feet
- **Proximity**
  - 14.3 nautical miles from coast
  - 16 nautical miles from outer buoy
- **Berthing/Unloading**
  - 2 docks
  - LNGCs up to 265,000 cm
  - 3 dedicated tugs
- **Storage**
  - 3 x 160,000cm (10.1 Bcfe)
- **Vaporization**
  - 2.6 Bcf/d
- **Potential Pipeline Access**
  - Interstate access to NE, MW, SE & Mexico markets
  - ~5 Bcf/d within 25 Miles
- **Regional Market - Strong Gas Demand**
  - Texas industrials & power generators
- **Project Status**
  - Site preparation and engineering completed

Corpus Christi Site Preparation – October 2006





5

CHENIERE

# Creole Trail LNG, L.P.

## Cheniere Energy 100%

- **Land**
  - 1463 Acres in Cameron Parish, LA
- **Accessibility - Deepwater Ship Channel**
  - Calcasieu Channel dredged to 40+ feet
- **Proximity**
  - 3.2 nautical miles from Coast
  - 30.9 nautical miles from outer buoy
- **Berthing/Unloading**
  - 2 docks
  - LNGCs up to 265,000 cm
  - 3 dedicated tugs
- **Storage**
  - 4 x 160,000 cm tanks (13.5 Bcfe)
- **Vaporization Capacity**
  - 3.3 Bcf/d
- **Potential Pipeline Access**
  - Interstate access to NE, MW, SE, & Mid-Atlantic markets
  - ~14 Bcf/d w/in 120 Miles
- **Regional Market - Strong Gas Demand**
  - Louisiana industrials & power generators
- **Project Status**
  - FERC permitted
  - Pending authorization to commence construction

Creole Trail Terminal
Artist's Rendition




Houston
New Orleans
Creole Trail
Gulf of Mexico

CHENIERE

6

Cheniere Terminal Group $126 $130 $256 1.0 Bcf/d 1.0 Bcf/d 2.0 Bcf/d Sold - Terminal Use Agreement Total, S.A. Chevron Cheniere Marketing Revenue to Cheniere @ $0.32 MMBtu ($MM) Capacity Sabine Pass LNG - 100% $15 1.0 Bcf/d 0.5 Bcf/d Sold - Terminal Use Agreement (TUA) Conoco Dow Revenue to Cheniere Capacity Freeport LNG L.P. - 30%

Cheniere Marketing Potential Value of Capacity ⑀⍽ Availability of LNG ⑀⍽ Seasonal flows and basis differential (natural gas de mand) ⑀⍽ Availability of regas capacity close to market demand

Liquefaction Growth Source: Wood Mackenzie, 2007 Global Liquefaction Capacity 0 5 10 15 20 25 30 35 40 45 2005 2006 2007 2008 2009 2010 Bcf/d 37 Bcf/d 37 Bcf/d

Realignment of LNG Imports By Region LNG Trade (Bcf/d) (Bcf/d) Asia Pacific Europe North America 0
5 10 15 20 25 30 Atlantic Basin Pacific Basin 2005 Atlantic Basin Pacific Basin 2010 Atlantic Basin Pacific Basin 2015

Seasonal LNG Imports - 2010 15.2 15.7 17.3 0 5 10 15 20 Atlantic Basin Q2 Q3 Q4 Bcf/d Europe Asia North America 9.6 5.6 8.4 10.1 7.9 10.
6 9.6 7.2 Pacific Basin Atlantic Basin Pacific Basin Atlantic Basin Pacific Basin Atlantic Basin Pacific Basin Q1 17.9 Source: Cheniere Research

Contractual Trends Away  Contractual from Utilities Source: Cheniere Research Contracted Supplies - Utility vs. Non
-Utility 0 10 20 30 40 50 60 2005 2006 2007 2008 2009 2010 2011 2012 Bcf/d Non-Utility Non-Utility Uncommitted Uncommitted Utility Utility

Contracted Volumes - Utility vs. Non-Utility * Uncommitted = Total Atlantic Liq. + ME Gulf to Atlantic minus Contracted Volumes In BCFD 2006 2007 2008 2009 2010 Atlantic Basin Utility 5.3 5.0 5.2 5.1 5.1 Non-utility 3.1 4.1 4.1 4.1 4.0 In BCFD 2006 2007 2008 2009 2010 ME Gulf to Atlantic Utility 0.8 1.1 1.1 1.7 1.7 Non-utility 0.4 0.7 1.5 3.8 4.9 In BCFD 2006 2007 2008 2009 2010 Atlantic + ME Gulf to Atlantic Utility 6.1 6.0 6.3 6.8 6.8 In BCFD 2006 2007 2008 2009 2010 Non-utility 3.5 4.7 5.6 7.9 8.8 Uncommitted * 0.3 1.2 1.3 2.0 4.6 Total Atlantic + ME Gulf to Atlantic 3.8 5.9 6.9 9.9 13.4

NYMEX vs NBP - September 21, 2006 Henry Hub Index minus National Balancing Point Index ($6.00) ($5.00) ($4.00) ($3.00) ($2.00) ($1.00) $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 Mar-98 May-98 Jul-98 Sep-98 Nov-98 Jan-99 Mar-99 May-99 Jul-99 Sep-99 Nov-99 Jan-00 Mar-00 May-00 Jul-00 Sep-00 Nov-00 Jan-01 Mar-01 May-01 Jul-01 Sep-01 Nov-01 Jan-02 Mar-02 May-02 Jul-02 Sep-02 Nov-02 Jan-03 Mar-03 May-03 Jul-03 Sep-03 Nov-03 Jan-04 Mar-04 May-04 Jul-04 Sep-04 Nov-04 Jan-05 Mar-05 May-05 Jul-05 Sep-05 Nov-05 Jan-06 Mar-06 May-06 Jul-06 Sep-06 Nov-06 Jan-07 Mar-07 May-07 Jul-07 Sep-07 Henry Hub Premium (Discount) to NBP $/Mmbtu < Futures > US Premium to UK US Discount to UK Historic
al Data Futures as of 9/21/06

NYMEX vs. NBP - January 16, 2007 Henry Hub Index minus National Balancing Point Index ($6.00) ($5.00) ($4.00) ($3.00) ($2.00) ($1.00) $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 Mar-98 May-98 Jul-98 Sep-98 Nov-98 Jan-99 Mar-99 May-99 Jul-99 Sep-99 Nov-99 Jan-00 Mar-00 May-00 Jul-00 Sep-00 Nov-00 Jan-01 Mar-01 May-01 Jul-01 Sep-01 Nov-01 Jan-02 Mar-02 May-02 Jul-02 Sep-02 Nov-02 Jan-03 Mar-03 May-03 Jul-03 Sep-03 Nov-03 Jan-04 Mar-04 May-04 Jul-04 Sep-04 Nov-04 Jan-05 Mar-05 May-05 Jul-05 Sep-05 Nov-05 Jan-06 Mar-06 May-06 Jul-06 Sep-06 Nov-06 Jan-07 Mar-07 May-07 Jul-07 Sep-07 Nov-07 Jan-08 Mar-08 May-08 Jul-08 Sep-08 Henry Hub Premium (Discount) to NBP $
/Mmbtu < Futures > US Premium to UK Historical Data Futures as of 9/21/07

NBP / NYMEX Comparison - January 16, 2007 Seasonal Strip Averages Summer 07 Mar-Oct 1.81 Winter 07 Nov-Feb (0.50) Summer 08 Apr-Oct 1.24 Winter 08 0.06 NBP/ NYMEX Forward Comparison ($/mmcf) NYMEX NBP Spread (NYMEX-NBP) Feb-07 6.60 6.06 Mar-07 6.70 5.52 Apr-07 6.77 5.09 May-07 6.85 5.00 Jun-07 6.93 4.80 Jul-07 7.01 4.78 Aug-07 7.09 4.97 Sep-07 7.16 5.11 Oct-07 7.29 6.05 Nov-07 7.96 8.37 Dec-07 8.61 9.32 Jan-08 8.92 9.29 Feb-08 8.94 9.46 Mar-08 8.74 8.52 Apr-08 7.58 6.54 May-08 7.48 6.26 Jun-08 7.54 6.25 Jul-08 7.62 6.15 Aug-08 7.68 6.19 Sep-08 7.74 6.29 Oct-08 7.82 7.07 Nov-08 8.27 8.07 Dec-08 8.71 8.33 Jan-09 8.93 8.93 Feb-09 8.9
3 9.27 (0.00) (0.33) 1.45 0.75 0.20 0.38 1.21 1.29 1.47 1.48 (0.37) (0.52) 0.22 1.04 2.05 1.24 (0.41) (0.71) 1.85 2.13 2.23 2.12 0.54 1.18 1.67

North America Regasification Capacity By 2010 Altamira 700 Shell, Total Costa Azul - Q4 2008 1,000 Shell, Sempra Canaport - Q4 2008 1,000 Irving, Repsol Total 16,550 Golden Pass - Q1 2010 2,000 Qatar Petroleum, EOM, COP Cameron - Q4 2008 1,500 Sempra, ENI Sabine Pass - Q1 2008 2,600 Phase II - Q2 2009 1,400 Total, Chevron, Cheniere 4,000 Freeport - Q1 2008 1,500 ConocoPhillips, Dow Lake Charles - BG 1,800 Elba Island 800 BG, Marathon, She
ll Cove Point 1,550 BP, Statoil, Shell Everett 700 Sue Existing Under Construction

Retained Capacity ⑀⍽ Merchant activities are necessary to deal with seasonality ⑀⍽ Gulf Coast is “backstop” for merchant activities ⑀⍽ Can accommodate lar ge quantities of baseload capacity

U.S. Gulf Coast Receiving Capacity Example: 1 Bcf/d of baseload supply purchased at 86% of $6.00 Henry Hub with a gross margin of 10% equates to $220 million per year • Any redirection benefits are incremental Two Strategies 1. Long term dedicated volumes can be redirected to premium market seasonally 2. Spot capacity needs to be available to capture positive differential between NBP & HH Example: 2007
Seasonal Strip $1.81 - transportation $ 0.40 = $1.41 x 2 Bcf/d x 246 = $ 694 MM 2008 Seasonal Strip $1.24 - transportation $ 0.40 = $0.84 x 2 Bcf/d x 214 = $ 360 MM

Cheniere Merchant Capacity ⑀⍽ Cheniere is focused on securing 1 Bcf/d of long-term dedicated supply under “Indexed Purchase Agreements” - Up to 0.5 Bcf/d starting in 2008 - 1.0 Bcf/d starting in 2009 - When 1.0 Bcf/d is achieved, Cheniere will contemplate construction of the next terminal ⑀⍽ Cheniere will hold 1Bcf/d of receiving capacity for spot & short-term - Opportunistic pricing - NBP vs. HH arbitrage

Terminal Group MM Sabine Pass $ 512 Freeport 15 527 OpEx < 40 > Debt Service < 151 > $ 336 Marketing Group Cost < $ 276 > Revenues ? Corporate < $ 75 > Note: These revenue objectives reflect numerous assumptions. Please refer to the Safe Harbor Statement on page 2 of this presentation.